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                                                                 EXHIBIT 10.2(a)

                               FIRST AMENDMENT TO
                  FIRST AMENDED AND RESTATED ADVISORY AGREEMENT

         This is the FIRST AMENDMENT dated as of August 1, 2001 (this "Amendment") to that certain First Amended And Restated Advisory Agreement dated as of November 28, 2001 (the "Agreement") between Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company"), and Inland Retail Real Estate Advisory Services, Inc., an Illinois corporation (the "Advisor").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Advisor have the Agreement relating to certain services to be provided by the Advisor to the Company; and

         WHEREAS, the Company and the Advisor have agreed to revise certain Advisory fees set forth in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein set forth, and for good value and consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and hereby amend the Agreement as follows:

1.ab                       Capitalized terms used herein shall have the same
                   meaning as in the Agreement.

2.ab                       The definition of "Advisor Asset Management Fee"
                  contained in SECTION 1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) "Advisor Asset Management Fee" means an amount equal to 1% of the Net Asset Value.

3.ab                       The definition of "Cumulative Return" contained in
                  SECTION 1(n) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (n) "Cumulative Return" means a cumulative, noncompounded return, equal to 10% per annum on Invested Capital commencing upon acceptance of the investor's subscription.

4.ab                       A new SECTION 1(aa) is hereby added to read as
                  follows and the current Sections 1(aa) through 1(ss) are renumbered accordingly:

                  (aa) "Net Asset Value" means the total book value of the Company's assets invested in equity interests and loans secured by real estate, before reserves for depreciation or bad debts or other similar non cash reserves, less any mortgages payable on such assets. Net Asset Value will be calculated by taking the average of these values at the end of each month during the quarter for which the Company is calculating the fee.

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5.ab                       SECTION 9(b) of the Agreement is hereby amended and
                  restated in its entirety to read as follows:

                                    (b) An Advisor Asset Management Fee of not
                           more than 1% of the Net Asset Value. This fee will be payable quarterly in an amount equal to one fourth of 1% of the Net Asset Value of the Company as of the last day of the immediately preceding quarter. For any year in which the Company qualifies as a REIT, the Advisor may be required to reimburse the Company certain sums as described in Section 14;

6.ab                       Except as amended by this Amendment, the Agreement
                  shall remain in full force and effect.

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         IN WITNESS WHEREOF, the undersigned have executed and delivered this
First Amendment to First Amended and Restated Advisory Agreement as of the date first above written.

                           COMPANY:

                           Inland Retail Real Estate Trust, Inc.


                           By: /s/ Roberta S. Matlin
                              -------------------------------------------------
                           Title: Vice President
                                 ----------------------------------------------


                           ADVISOR:

                           Inland Retail Real Estate Advisory Services, Inc.


                           By: /s/ Robert D. Parks
                              -------------------------------------------------
                           Title: President
                                 ----------------------------------------------















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